SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/ Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


_________________________________PURE WORLD, INC._______________________________
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

   -----------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

   -----------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   -----------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

   -----------------------------------------------------------------------------

/_/ Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

-----------
*Set forth the amount on which the filing fee is calculated and state how it was determined.

                                PURE WORLD, INC.
                                376 MAIN STREET
                                   PO BOX 74
                          BEDMINSTER, NEW JERSEY 07921
                                 (908) 234-9220
                               (908) 234-9355 FAX

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                November 3, 1998

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Pure World, Inc. (the "Company") will be held on Tuesday, November 3, 1998 at 8:30 a.m., local time, at The Somerset Hills Hotel, Martinsville Road, Warren, New Jersey, for the purpose of considering and acting upon the following matters:

     1. To elect four directors to serve until the next Annual Meeting or until their respective successors are duly elected and qualified;

     2. To transact such other business as may properly come before the Annual Meeting or any adjournment(s), postponement(s) or continuation(s) thereof.

     Only stockholders of record at the close of business on October 1, 1998, are entitled to notice of and to vote at the Annual Meeting and at any and all adjournments, postponements or continuations thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection during ordinary business hours by any stockholder for any purposes germane to the meeting, at the Company's offices at 376 Main Street, Bedminster, New Jersey 07921, for a period of at least ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting in person, however, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the envelope enclosed for that purpose. If you attend the Annual Meeting, you may vote in person even though you returned a Proxy.

                                              By Order of the Board of Directors



                                              /s/ Paul O. Koether
                                              ---------------------------------
                                              Paul O. Koether
                                              Chairman
Date: October 2, 1998

                             YOUR VOTE IS IMPORTANT

     In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed Proxy as promptly as possible and return it in the enclosed envelope.

                                PURE WORLD, INC.
                                 376 MAIN STREET
                                   P.O. BOX 74
                          BEDMINSTER, NEW JERSEY 07921
                                 (908) 234-9220
                            ------------------------

                     PROXY STATEMENT FOR THE ANNUAL MEETING
                                November 3, 1998

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General
-------

     This Proxy Statement is being furnished to the stockholders of Pure World, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies, in the form enclosed, by the Board of Directors of the Company, for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday, November 3, 1998, at 8:30 a.m. at The Somerset Hills Hotel, Martinsville Road, Warren, New Jersey, and at any and all adjournments, postponements or continuations thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Company's telephone number is (908) 234-9220.

     These proxy solicitation materials are first being mailed on or about October 2, 1998 to all stockholders entitled to vote at the meeting.

Voting Rights and Solicitation of Proxies
-----------------------------------------

     Only stockholders of record at the close of business on October 1, 1998 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. On the Record Date, 7,517,256 shares of the Company's common stock, $.01 par value per share (the "Common Stock"), were issued and outstanding. The presence, either in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding on the Record Date is necessary to constitute a quorum at the Annual Meeting.

     Holders of Common Stock are entitled to one vote, in person or by proxy, for each share of Common Stock owned on the Record Date.

     Valid proxies will be voted in accordance with the instructions indicated thereon. In the absence of contrary instructions, shares represented by valid proxies will be voted FOR the proposal to elect as directors the four nominees listed under the caption "Election of Directors". No other business is expected to come before the Annual Meeting but should any other matter requiring a vote of stockholders properly arise, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment on such matter.

     Execution of the enclosed proxy card will not prevent a stockholder from attending the Annual Meeting and voting in person. Any proxy may be revoked at any time prior to the exercise thereof by delivering a written revocation or a new proxy bearing a later date to the Secretary of the Company, 376 Main Street, P.O. Box 74, Bedminster, New Jersey 07921, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, however, in and of itself constitute revocation of a proxy.

     The cost of soliciting proxies will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

     Abstentions and broker "non-votes" are included in the determination of the number of shares present at the meeting for quorum purposes. An abstention will have the same effect as a negative vote, but broker "non-votes" are not counted in the tabulations of the votes cast on proposals presented to stockholders because shares held by a broker are not considered to be entitled to vote on matters as to which broker authority is withheld. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.


                              ELECTION OF DIRECTORS

Nominees
--------

     At the Annual Meeting, four directors are to be elected to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified. Unless otherwise indicated, the persons named in the enclosed form of proxy will vote FOR the election of each nominee named below (each a "Nominee"). Each Nominee has consented to serve as a director if elected. It is not expected that any Nominee will be unable to serve, but, in the event that any Nominee should be unable to serve, the shares represented by the enclosed proxy card will be voted for a substitute candidate selected by the Board of Directors.

     Certain information regarding each Nominee is set forth below.



                                                 Position and Office              Director
Name of Nominee            Age               Presently Held with Company           Since
---------------            ---               ---------------------------          --------

Paul O. Koether            62                Chairman and Director                  1988
                                              of the Company and of
                                              Madis

Mark W. Jaindl             38                Director of the Company
                                              and of Madis                          1994

Alfredo Mena               45                Director of the Company                1992

William Mahomes            51                Director of the Company                1993



     Paul O. Koether is the husband of Natalie I. Koether, President of the Company and Madis. Information concerning each nominee's business history and experience is set forth below.

     Paul O. Koether is principally engaged in the following businesses: (i) the Company, as Chairman since April 1988, President from April 1989 to February 1997, a director since March 1988, and for more than five years as the Chairman and President of Sun Equities Corporation ("Sun"), a private, closely-held corporation which is the Company's principal stockholder; (ii) as Chairman of Madis Botanicals, Inc., ("Madis") a majority-owned subsidiary of the Company, since January 1995 and as a director since December 1994; (iii) as Chairman and director since July 1987 and President since October 1990 of Kent Financial Services, Inc. ("Kent") which engages in various financial services, including the operation of a retail brokerage business through its wholly-owned subsidiary, T. R. Winston & Company, Inc. ("Winston") and the general partner since 1990 of Shamrock Associates, an investment partnership which is the principal stockholder of Kent; (iv) various positions with affiliates of Kent, including Chairman since 1990 and a registered representative since 1989 of Winston; (v) since July 1992, as Chairman of American Metals Service, Inc., which is currently seeking to acquire an operating business; and (vi) since September 1998 as a director and Chairman of Cortech, Inc., ("Cortech"), a biopharmaceutical company. Prior to August 1994, Mr. Koether also served as Chairman and a director of NorthCorp Realty Advisors, Inc. ("NorthCorp"), formerly a subsidiary of the Company.

     Mark W. Jaindl. Since October 1997, Mr. Jaindl has been President and Chief Executive Officer of the American Bank of the Lehigh Valley, a commercial bank located in Allentown, Pennsylvania. He has served as a director and Vice-chairman of American Bank since June 1997. From May 1982 to October 1991, and again since May 1995, Mr. Jaindl has served as Chief Financial Officer of Jaindl Farms, which is engaged in diversified businesses, including the operation of a 12,000-acre turkey farm, a John Deere dealership and a grain operation. He also serves as the Chief Financial Officer of Jaindl Land Company, a developer of residential, commercial and industrial properties in eastern Pennsylvania. From June 1992 until May 1995 he was Senior Vice President of the Company. He was Senior Vice President of Madis from December 1994 until May 1995 and has been a director of Madis since December 1994 and he has served as a director of American Metals Service, Inc. since July 1992. Mr. Jaindl was a director of NorthCorp from June 1992 until September 1994 and was Interim President of NorthCorp from February 1994 until August 1994. Since September 1998, Mr. Jaindl has been a director and Vice-chairman of Cortech.

     Alfredo Mena. Since 1986, Mr. Mena has been the president of CIA. Salvadorena de Inversiones, S.A. de C.V. and had served as its Director and General Manager from 1974 to 1986. CIA. Salvadorena de Inversiones, S.A. de C.V. is engaged in coffee growing, processing and exporting. From October 1995 until June 1997, he served as the Presidential Commissioner for Privatization and Modernization of El Salvador. Mr. Mena is a citizen of El Salvador.

     William  Mahomes,   Jr.  In  March  1997,  Mr.  Mahomes  formed  Mahomes  &
Associates, a Professional Corporation, involved in the practice of law, specializing in real estate and commercial transactions. From 1994 to March 1997, Mr. Mahomes was a Senior Shareholder of the law firm of Locke Purnell Rain Harrell. From 1990 to 1994 he was an international partner in the Dallas office of Baker & McKenzie. Mr. Mahomes currently serves on the Board of Directors of a variety of organizations, including the Bethlehem Foundation, The Salvation Army, MESBIC Ventures, Inc. the Dallas Opera, the Texas Pension Review Board and the Pegasus Charter School.

Board Meetings and Committees
-----------------------------

     The Board held three meetings during the fiscal year ended December 31, 1997 and otherwise acted by written consent. During the year ended December 31, 1997, the Board had an Audit Committee which consisted of Messrs. Mark Jaindl and William Mahomes, Jr. The Audit Committee, which reviews the Company's internal controls, accounting practices and procedures, and results of operations, held one meeting during the year. The Board also had a Compensation Committee in 1997 which consisted of Messrs. Jaindl, Mahomes and Alfredo Mena. The Compensation Committee, which is responsible for reviewing Managements compensation, met once in 1997. Each of the Company's directors attended all of the meetings of the Board of Directors and Committees. The Company had no other Standing Committees which met during the fiscal year ended December 31, 1997.

Directors' Fees
---------------

     Each director who is not an employee of the Company receives a fee of $1,800 plus expenses for attending each meeting of the Board or a committee meeting. Aggregate directors' fees in fiscal 1997 were approximately $25,000.

     In addition, the Company retired 5,000 stock options previously issued to Mr. Mahomes pursuant to the Company's 1991 Stock Option Plan for a payment of approximately $21,400.

                              BENEFICIAL OWNERSHIP

Security Ownership of Officers, Directors,
------------------------------------------
  Nominees and Certain Stockholders
  ---------------------------------

     The following table sets forth the beneficial ownership of Common Stock of the Company as of the September 15,1998, by each person who was known by the Company to beneficially own more than 5% of the Common Stock, by each current director and Nominee and by all current directors, Nominees and officers as a group:


                                        Number of Shares                Approximate
Name and Address                        of Common Stock                   Percent
of Beneficial Owner                   Beneficially Owned(1)               of Class
-------------------                   ---------------------             -------------
Paul O. Koether
  211 Pennbrook Road
  Far Hills, NJ 07931                     3,052,996 (2)                   37.55%

Natalie I. Koether
  211 Pennbrook Road
  Far Hills, NJ 07931                     3,052,996 (3)                   37.55%

Sun Equities Corporation
  376 Main Street
  Bedminster, NJ 07921                    2,234,296                       27.48%

Mark W. Jaindl
  3150 Coffeetown Road
  Orefield, PA 18069                        167,620 (4)                    2.06%

William Mahomes, Jr.
  5400 Renaissance Tower
  1201 Elm Street
  Dallas, TX 75201                            --                              *

Alfredo Mena
  P. O. Box 520656
  Miami, FL 33152                            17,000                           *

Voldemar Madis
  375 Huyler Street
  South Hackensack, NJ 07606                 53,961                           *

Mark Koscinski
  376 Main Street
  Bedminster, NJ 07921                       64,000                           *

Dimensional Fund Advisors, Inc.
  1299 Ocean Avenue - 11th Floor
  Santa Monica, CA 9040                     469,000 (5)                    5.77%

All directors and
  officers as a group
    (8 persons)                           3,406,777 (1)                   41.90%
------------------------------

*  Represents less than one percent.


(1) The beneficial owner has both sole voting and sole investment powers with respect to these shares except as set forth in this footnote or in other footnotes below. Included in such number of shares beneficially owned are shares subject to options currently exercisable or becoming exercisable within sixty days: Paul O. Koether (150,000 shares); Natalie I. Koether (250,000 shares); Mark W. Jaindl (70,000 shares); Alfredo Mena (15,000 shares); Voldemar Madis (50,261 shares); Mark Koscinski (29,000 shares) and all directors and officers as a group (614,261 shares).

(2) Includes (1) 32,400 shares held by a trust for the benefit of Mr. Koether's daughter for which he serves as the sole trustee, and (2) 472,500 shares beneficially owned by his wife, including 100,000 shares owned by Emerald Partners of which she is the sole general partner and 2,000 shares owned by Sussex Group, Inc. of which she is the President, a director and controlling stockholder, 250,000 shares which she has the right to acquire upon exercise of stock options and 120,500 shares held in custodial accounts; and (3) 33,900 shares owned by Mr. Koether's daughter. Mr. Koether also be deemed to be the beneficial owner of the 2,234,296 shares owned by Sun, of which Mr. Koether is a principal stockholder and Chairman, and 17,000 shares held in discretionary accounts of certain of his brokerage customers and 12,900 shares held in Mr. Koether's IRA account. Mr. Koether disclaims beneficial ownership of all of the foregoing shares.

(3) Includes (1) 100,000 shares owned by Emerald Partners of which Mrs. Koether is the sole general partner and 2,000 shares owned by Sussex Group, Inc. of which she is the President, director and controlling stockholder; (2) 250,000 shares which she has the right to acquire upon exercise of stock options; (3) 120,500 shares held in custodial accounts; and (4) 346,200 shares beneficially owned by her husband, described above in footnote (2). Mrs. Koether may also be deemed to be the beneficial owner of the 2,234,296 shares owned by Sun, of which she is a principal stockholder and her husband is a principal stockholder and Chairman. Mrs. Koether disclaims beneficial ownership of all of the foregoing shares.

(4) Includes 13,720 shares held in Mr. Jaindl's IRA account and 4,000 shares held by a trust for the benefit of his son, for which Mr. Jaindl serves as a trustee.

(5) Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 469,000 shares of Pure World, Inc. stock as of December 31, 1997, all of which shares are held in portfolios of DFA Investment Dimensions Group, Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

Compliance with Section 16(a) of the Securities Exchange Act
------------------------------------------------------------

     Section 16(a) of the Securities Exchange Act and the regulations and rules promulgated thereunder require that the Company's officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities ("Principal Owners"), (i) file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the NASD and (ii) furnish copies of these filings to the Company.

     Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, the Company believes that all its officers, directors and Principal Owners complied with all filing requirements applicable to them with respect to transactions during 1997.


                             EXECUTIVE COMPENSATION

     The table below sets forth for the fiscal years ended December 31, 1997, 1996 and 1995, the compensation of any person who, as of December 31, 1997, was an Executive Officer of the Company with annual compensation in excess of $100,000 ("Executive Officers").


                                            Summary Compensation Table


                                                                                         Long-Term
                                                      Annual Compensation(1)(2)         Compensation
                                            --------------------------------------     --------------
Name and Principal Position                 Year         Salary             Bonus        Options(#)
---------------------------
Paul O. Koether                             1997       $215,000           $ 50,000              -
Chairman                                    1996        215,000                  -              -
                                            1995        215,000                  -         50,000

Natalie I. Koether                          1997       $267,000           $      -        125,000
President                                   1996        244,760                  -              -
                                            1995         55,807                  -        100,000

Mark Koscinski  (3)                         1997       $108,000           $ 22,500              -
Senior Vice President                       1996        108,000             15,101         10,000
                                            1995         88,250              3,500         15,000

Voldemar Madis  (5)                         1997       $150,000           $  6,000              -
Vice Chairman                               1996        152,885              6,101              -
                                            1995        150,000                  -         36,115 (4)


 (1)  The Company has no bonus plan.

(2) Certain Executive Officers received incidental personal benefits during the fiscal years covered by the table. The value of these incidental benefits did not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus reported for any of the Executive Officers. Such amounts are excluded from the table.

(3) In 1995, the Company loaned Mr. Koscinski $43,425 to acquire 25,000 shares of Company stock in the open market (the "Shares"). The Shares are held as security for the loan which shall accrue interest at the interest rate necessary to avoid the imputation of interest under the Internal Revenue Code of 1986. The loan or loan interest shall be paid solely from the proceeds of any sale by Mr. Koscinski of the Shares. In no event will Mr. Koscinski be otherwise liable for the loan or loan interest.

(4) Options granted in conjunction with the acquisition of Madis Botanicals, Inc. on January 3, 1995.

(5) Mr. Madis was President of Dr. Madis Laboratories, Inc., the predecessor corporation of Madis ("DML"), and is President of IVM Corporation ("IVM"). Both IVM and DML operated under the protection of Federal Bankruptcy Law for the five-year period prior to January 3, 1995, when DML was acquired by the Company. IVM is the owner of the premises occupied by Madis.


     The table below contains information concerning the fiscal year-end value of unexercised options held by the Executive Officers.



                                     Fiscal Year-End Option Values
                           --------------------------------------------------
                                                                   Value of Unexercised
                                  Number of Unexercised            In-the-Money Options
                                   Options at 12/31/97                 at 12/31/97
    Name                        Exercisable/Unexercisable       Exercisable/Unexercisable
----------------               ---------------------------     ----------------------------
Paul O. Koether                  150,000                -       $ 582,812      $      -
Natalie I. Koether               125,000          125,000       $ 487,500      $      -
Mark Koscinski                    29,000            6,000       $ 115,219      $ 20,250
Voldemar Madis                    50,261                -       $ 177,170      $      -


Employment Agreements
---------------------

     In April 1990 the Company entered into an employment agreement (the "Agreement") with Mr. Koether, the Company's Chairman, for an initial three-year term commencing on April 1, 1990 (the "Effective Date") at an annual salary of $185,000 ("Base Salary"), which may be increased but not decreased at the discretion of the Board of Directors. The term is to be automatically extended one day for each day elapsed after the Effective Date. In December 1992, the Board of Directors voted to increase the Chairman's Base Salary to $215,000 effective December 1, 1992.

     The Chairman may terminate his employment under the Agreement at any time for "good reason" (defined below) within 36 months after the date of a Change in Control (defined below) of the Company. Upon his termination, he shall be paid the greater of (i) the Base Salary and any bonuses payable under the Agreement through the expiration date of the Agreement or (ii) an amount equal to three times the average annual Base Salary and bonuses paid to him during the preceding five years.

     Change in Control is deemed to have occurred if (i) any individual or entity, other than individuals beneficially owning, directly or indirectly, common stock of the Company representing 30% or more of the Company's stock outstanding as of April 1, 1990, is or becomes the beneficial owner, directly or indirectly, of 30% or more of the Company's outstanding stock or (ii) individuals constituting the Board of Directors on April 1, 1990 ("Incumbent Board"), including any person subsequently elected to the Board whose election or nomination for election was approved by a vote of at least a majority of the Directors comprising the Incumbent Board, cease to constitute at least a majority of the Board. "Good reason" means a determination made solely by Mr. Koether, in good faith, that as a result of a Change in Control he may be adversely affected (i) in carrying out his duties and powers in the fashion he previously enjoyed or (ii) in his future prospects with the Company.

     Mr. Koether may also terminate his employment if the Company fails to perform its obligations under the Agreement (including any material change in Mr. Koether's duties, responsibilities and powers or the removal of his office to a location more than five miles from its current location) which failure is not cured within specified time periods.

     In connection with the Madis acquisition on January 3, 1995, Voldemar Madis entered into an employment agreement with Madis for a term of four years at an annual salary of $150,000. The agreement may be terminated for cause, as defined in the contract. The agreement has been extended for an additional two year period.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company reimbursed Sun approximately $419,000 and $76,000 in 1997 and 1996, respectively, for the Company's proportionate share of certain general and administrative expenses. This increase is because group medical insurance for the Company was managed by Sun for all of 1997 compared to only the last three months of 1996. Sun received no remuneration or administrative fees for performing this service. Total medical costs incurred by the Company and Madis were essentially equal in 1997 compared to 1996. Neither Sun nor any officer, director, or stockholder of the Company receives any cash benefit from this arrangement. The sole purpose for using Sun is to secure more favorable rates for all affiliated companies.

     Rosenman & Colin LLP ("R&C") performed legal work for the Company for which it billed the Company an aggregate of approximately $19,000 in 1997 and $118,000 in 1996. Natalie I. Koether, Esq., President of the Company and of Madis and wife of the Chairman of the Company, is of counsel to R&C. Mrs. Koether received no compensation from R&C related to fees charged to the Company for her time.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     Deloitte & Touche LLP ("Deloitte") served as the Company's independent public accountants for the fiscal year ended December 31, 1997 and have been selected to serve as the Company's independent public accountants for the fiscal year ending December 31, 1998. It is not expected that a representative of Deloitte will be present at the Annual Meeting.


                             STOCKHOLDERS' PROPOSALS

     Any stockholder who desires to present proposals to the next annual meeting and to have such proposals set forth in the proxy statement mailed in conjunction with such annual meeting must submit such proposals to the Company not later than May 31, 1999. All stockholder proposals must comply with Rule 14a-8 promulgated by the Securities and Exchange Commission.


                             ADDITIONAL INFORMATION

     A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997 accompanies this Proxy Statement.

     Your cooperation in promptly marking, signing, dating and mailing the enclosed proxy card will be greatly appreciated.

                                              By Order of the Board of Directors


                                              /s/ Paul O. Koether
                                              -------------------------------
                                              PAUL O. KOETHER
                                              Chairman

Dated: October 2, 1998

                                PURE WORLD, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                ANNUAL MEETING OF STOCKHOLDERS, NOVEMBER 3, 1998


     The undersigned hereby appoints Paul O. Koether and John W. Galuchie, Jr., or either of them, as proxies with full power of substitution to vote all shares of common stock, par value $.01 per share, of Pure World, Inc. which the undersigned is entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Pure World, Inc. to be held on Tuesday, November 3, 1998, and at any adjournment(s), postponement(s) or continuation(s) thereof. The proxies are instructed as indicated below. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment(s), postponement(s) or continuation(s) thereof.

                 (continued and to be signed on the other side)


     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" EACH OF THE PERSONS NAMED HEREON AS DIRECTORS, AND "FOR" SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXY HOLDERS DEEM ADVISABLE. BY MARKING, SIGNING, DATING AND RETURNING THIS PROXY, THE UNDERSIGNED HEREBY REVOKES ALL PRIOR PROXIES.

ITEM 1. To elect the nominees whose names appear at right as directors for a term of one year or until their successors are duly elected and qualified:

_______FOR all nominees listed to right (except as marked to the contrary below)


_______WITHHOLD AUTHORITY to vote for all nominees listed to right

                           Nominees:
                                        Mark W. Jaindl
                                        Paul O. Koether
                                        William Mahomes, Jr.
                                        Alfredo Mena

For, except vote withheld from the following nominee(s):

_________________________________________________________

ITEM 2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEM 1. A proxy submitted which either gives no direction or which "abstains" on all issues, will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature______________________________________ Date______________________, 1998
           Signature and title or authority


Signature______________________________________Date_______________________, 1998
            Signature if held jointly

IMPORTANT: Signature(s) should agree with name(s) as printed on this proxy. When shares are held by Joint Tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.